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                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report:  April 15, 1996

                 Volkswagen Credit Auto Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)

                                    EXHIBITS

            Delaware               33-80055           38-2748796
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     (State of incorporation)   (Commission File     (IRS Employer
                                     Number)       Identification No.)

                 3800 Hamlin Road Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (810) 340-5000

                                      N/A
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          (Former Name or Former Address, if Change Since Last Report)
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Item 5.   Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended March 31, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      Designation           Description             Method of Filing
    -------------  ---------------------------  -----------------------
      Exhibit 20 Report for the month ended Filed with this report. March 31, 1996 provided to
                    Chemical Bank, as trustee
                    under the Volkswagen
                    Credit Auto Master Trust,
                    Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Volkswagen Credit Auto Master Trust


                                            By:  Volkswagen Credit Auto
                                                 Receivables Corporation


                                            By:     /s/ Allen L. Strang
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